U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report: March 15, 2004

                              MIKRON INFRARED, INC.
               (Exact name of issuer as specified in its charter)

         New Jersey                       0-15486                 22-1895668
(State or Other Jurisdiction of      (Commission File           (IRS Employer
Incorporation or Organization)            Number)            Identification No.)

                   16 Thornton Road, Oakland, New Jersey 07436
              (Address and Zip Code of Principal Executive Offices)

                                 (201) 405-0900
                         (Registrant's Telephone Number)

Item 7. Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

            (a)   Financial Statements -- none

            (b)   Pro forma financial information -- none

            (c)   Exhibits

     Number                         Description
     ------                         -----------

      99.1 Press release of Mikron Infrared, Inc. announcing its earnings for the fiscal quarter ended January 31, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On March 15, 2004, the Registrant issued a press release announcing its earnings for the fiscal quarter ended January 31, 2004. Such press release is furnished herewith as Exhibit 99.1.


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

                                    Signature

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Mikron Infrared Company, Inc.


Dated: March 16, 2004                By: /s/ Paul a. Kohmescher
                                         ---------------------------------------
                                         Paul A. Kohmescher, Vice President
                                         and Chief (Principal) Financial Officer


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